EXHIBIT 24
                           ----------
                        Power of Attorney



     The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-4 Registration Statement with respect to the registration of not more than 308,089 shares of common stock, and any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated: April 10, 1995              /s/ Phillip Horsley
                                   ------------------------------
                                   Phillip Horsley

                           EXHIBIT 24
                           ----------
                        Power of Attorney



     The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-4 Registration Statement with respect to the registration of not more than 308,089 shares of common stock, and any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated: April 7, 1995               /s/ Grant M. Inman
                                   ------------------------------
                                   Grant M. Inman

                           EXHIBIT 24
                           ----------
                        Power of Attorney



     The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-4 Registration Statement with respect to the registration of not more than 308,089 shares of common stock, and any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated: April 10, 1995              /s/ Donald W. Brinckman
                                   ------------------------------
                                   Donald W. Brinckman

                           EXHIBIT 24
                           ----------
                        Power of Attorney



     The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-4 Registration Statement with respect to the registration of not more than 308,089 shares of common stock, and any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated: April 8, 1995               /s/ J. Robert Sebo
                                   -----------------------------
                                   J. Robert Sebo

                           EXHIBIT 24
                           ----------
                        Power of Attorney



     The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-4 Registration Statement with respect to the registration of not more than 308,089 shares of common stock, and any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated: April 11, 1995           /s/ Harry P. Messina, Jr.
                                   ------------------------------
                                   Harry P. Messina, Jr.